PAGE 1
KEYSTONE PRECIOUS METALS HOLDINGS, INC.
SEEKS LONG-TERM CAPITAL APPRECIATION AND PROTECTION OF PURCHASING POWER BY INVESTING IN COMMON STOCKS
OF GOLD-ORIENTED OR OTHER PRECIOUS METAL AND MINERALS COMPANIES.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Precious Metals Holdings, Inc. for the six months which ended August 31, 1997.

PERFORMANCE

Your Fund produced a total return of -23.2% for the six-month period which ended August 31, 1997. The Financial Times Gold Mines Index, an index of gold stocks, returned -26.0% for the six-month period, and the Lipper Gold Fund Index, comprised of ten mutual funds, returned -26.9%. Your Fund outperformed relevant indices during a period in which gold stocks experienced sharp price declines.

MARKET OVERVIEW

Despite strong physical demand for gold, the price of the metal declined steadily over the six-month period. International monetary developments, central bank sales and the absence of investor interest controlled the course of bullion prices. Continued strong performance in the broader equity markets gave investors little incentive to look elsewhere for higher returns.
  The price of gold was $363 an ounce at the start of your Fund's fiscal year on March 1, 1997. It bottomed out at $318 in July, reaching an 11-year low in response to the Australian central bank's announcement that it had sold two-thirds of its gold holdings. Prices rebounded somewhat in the following weeks, and remained in the $320 to $330 range through August 31, 1997.
  Gold stock prices dropped more sharply than the price of the metal, but declines varied by geographic region. North American gold stocks outperformed other regions, losing an average of 20.7%, while South African stocks were hit hardest, with the average issue down 38.1%.

MAINTAINING A CONSERVATIVE STRATEGY

The conservative management style of Keystone Precious Metals Holdings, Inc., its broad geographic diversification and several non-gold holdings helped it outperform the average gold stock fund during this difficult period. We continue to maintain our strategy of focusing on well established mining companies with good track records and strong exploration programs to ensure future growth. These companies also tend to be more resilient in down markets. However, the recent value of gold as an asset has been hampered by an absence of inflation and the strength of the U.S. economy, the dollar and the stock market.

OUR OUTLOOK

Gold has traditionally served as a hedge against adverse market conditions. Due to the cyclical nature of investment markets, the factors currently leading to low gold prices should not last indefinitely. Any number of changes could occur that would alter investors' perception of gold, including an equity market correction, inflation, an economic slowdown or a currency crisis. Such changes would reaffirm the value of gold in a diversified portfolio.

                                 -- CONTINUED--

PAGE 2
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

CHANGE IN FUND'S FISCAL YEAR

Keystone Precious Metals Holdings, Inc. will change its fiscal year for reporting purposes. The new fiscal year will run from November to October, beginning November 1, 1997. While this won't have any effect on the performance of your Fund, you can expect to receive an additional shareholder report summarizing the eight-month period ending October 31, 1997.
  We appreciate your continued support of Keystone Precious Metals Holdings, Inc., and encourage you to write to us with any questions or comments about your Keystone investment.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
CHAIRMAN AND PRESIDENT
KEYSTONE INVESTMENT MANAGEMENT CO.

/s/ George S. Bissell
George S. Bissell
CHAIRMAN OF THE BOARD
KEYSTONE FUNDS



         [Photo of                         [Photo of
  Albert H. Elfner, III                George S. Bissell
          Goes Here]                      Goes Here]

    ALBERT H. ELFNER, III             GEORGE S. BISSELL

October 1997

                               A Discussion With
                               Your Fund Manager

                                   [Photo of
                                  John C. Madden, Jr.
                                   Goes Here]

   JOHN C. MADDEN, JR. IS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF KEYSTONE PRECIOUS METALS HOLDINGS, INC. AND KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND. A CHARTERED FINANCIAL ANALYST, MR. MADDEN HAS MORE THAN 30 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND MANAGEMENT, SPECIALIZING IN PRECIOUS METALS, NATURAL RESOURCES AND ENERGY. HE HOLDS A BA FROM YALE UNIVERSITY.

(Q) GIVEN THE RECENT WEAKNESS IN THE GOLD MARKET, WHAT ARE THE REASONS TO OWN A FUND THAT INVESTS PRIMARILY IN GOLD-RELATED SECURITIES?

(A) Despite recent negative returns, we believe a long-term investment in gold-related securities adds valuable diversification to any portfolio. Holding gold-related stocks can help offset market fluctuations, because their performance generally differs from that of broader stock and bond market indexes. We've seen ample evidence of this contrarian performance during the current strong economic cycle. Gold mining stocks can also provide a hedge against inflation and currency uncertainties. We continue to believe that the best way to take advantage of the unpredictable nature of these markets is to maintain exposure to high quality gold stocks.

(Q) WHAT FACTORS CONTRIBUTED TO THE LOW PRICE OF GOLD DURING THE PERIOD?

(A) Real and rumored central bank sales have had a negative effect on bullion prices since early 1996, related largely to moves by European countries toward monetary union. But the specific catalyst for the July downturn-- the announcement by the Australian central bank that they had sold 160 tonnes of gold, accounting for two-thirds of their holdings-- had an inordinate impact because it was so unexpected. Australia is not directly associated with the EMU, and it is also a large gold producer. Bearish gold speculators responded accordingly. It's also important to remember that market conditions for most other investments have remained unusually strong this year, diminishing gold's attraction as a valuable investment.


   [Performance Graph Goes Here]

PAGE 4
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

ASSET ALLOCATION
(AS A PERCENTAGE OF
PORTFOLIO ASSETS)

                          AUGUST 31, 1997    FEBRUARY 28, 1997
North America                   65%                 59%
South Africa                    23%                 27%
Australia                       12%                 14%

(Q) DID GEOGRAPHIC DIVERSIFICATION HELP THE FUND'S PERFORMANCE?

(A) Yes, the Fund's overweighting in North American gold stocks helped performance. All gold-related stocks fared considerably worse than the metal, but performance varied widely by region. As you can see from the chart, South African gold stocks declined almost twice as much as stocks of North American companies, which in turn declined more than the price of gold. North American companies accounted for 65% of the Fund's holdings as of August 31, 1997.

(Q) WHAT CHANGES DID YOU MAKE IN THE FUND'S PORTFOLIO?

(A) We increased the percentage of North American stocks and pared back holdings in Australia and South Africa. Some of the shift is due to the differential performance of these regions, but we did actively increase our exposure to the stronger North American market during the period. We also expanded the non-gold holdings of the Fund, specifically in platinum and diamond producers.

(Q) PLEASE DESCRIBE ONE OF THE NON-GOLD HOLDINGS.

(A) Stillwater Mining is a North American miner of palladium and platinum, metals used in jewelry, electronics and automobile catalytic converters. With substantial reserves, Stillwater is the largest primary source of platinum and palladium outside of South Africa. Production is from the Stillwater Complex, a unique deposit in southern Montana. The stock has underperformed recently, due to management changes and operating difficulties, but a recently completed expansion will double ore throughput to 2,000 tons per day next year and reduce costs, which we believe should help stock performance. A second mine on the same ore body is also under development, which has the potential of doubling output again by early in the next decade.

(Q) WHAT ABOUT GOLD STOCKS?

(A) In the gold area, we have added to our holdings of a relatively small U.S. producer, Canyon Resources. This past spring, Canyon successfully brought on stream the Briggs mine in southern California, with planned production of 75,000 ounces per year at a cash cost of $240 per ounce. While other prospects for development exist in the vicinity of Briggs, our main interest in Canyon involves its joint venture with Phelps Dodge: the MacDonald project in Montana. The location of this project, along the scenic Blackfoot River, has made the permitting process quite arduous. However, if the mine goes forward, Canyon will be a 28% owner of a 300,000 ounce operation to which the stock market is currently assigning little value.

(Q) WHAT IS YOUR STRATEGY FOR MANAGING THE FUND?

(A) The Fund's objective is to seek long-term capital appreciation and protection of purchasing power by investing in common stocks of gold-oriented or other precious metal and minerals companies. As a sector fund, it is likely to experience greater price fluctuation than more diversified investments, but we rely on a conservative strategy to reduce the level of volatility. We focus on companies with growing reserves and expanding production that may have a greater ability to maintain their value during periods of lower gold prices. We believe this approach offers Fund investors the advantages of ongoing exposure to the potential of gold stocks, but with reduced downside risk.

TOP 10 HOLDINGS

AS OF AUGUST 31, 1997

                                                PERCENTAGE OF
STOCK (COUNTRY)                                  NET ASSETS
Newmont Mining Corp. (United States)                     11.3
Euro Nevada Mining (Canada)                               8.8
Franco Nevada Mining (Canada)                             8.5
Pioneer Group (United States)                             5.5
Homestake Mining (United States)                          4.8
Getchell Gold (Canada)                                    4.7
Newmont Gold (United States)                              4.5
Stillwater Mining (United States)                         3.6
Prime Resources Group (Canada)                            3.2
Normandy Mining (Australia)                               3.1

                            Growth of an Investment
                      [Performance Growth Graph Goes Here]

(Q) WHAT IS YOUR OUTLOOK FOR THE GOLD MARKET?

(A) Over the past few years, gold investments have had a difficult time competing against a strong U.S. economy, a long bull market for stocks, a strong dollar and minimal inflation. Under these circumstances, investors haven't needed what gold has to offer, and without investment appeal, the price has languished. While demand, particularly in emerging countries, is still positive, gold as an investment will only move up substantially when its perceived value relative to other financial assets improves. Looking ahead, we do not expect the lows we saw this past summer to continue, and believe the price will recover modestly by the end of the year. Longer term, any number of economic or investment scenarios could improve the environment for gold. In particular, forthcoming decisions regarding the European Monetary Union will be critical.
We believe the companies in your Fund's portfolio are in a good position to benefit from even modest increases in the price of the metal.

                                       *

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                  EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 400
                           CHARLOTTE, N.C. 28288-1195

PAGE 6
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997 (UNAUDITED)

[CAPTION]

 SHARES                                               VALUE
COMMON STOCKS-- 99.0%
                 AUSTRALIA-- 12.3%
2,899,200   *    Acacia Resources Ltd............  $  3,190,932
  800,000        Delta Gold NL...................       986,160
3,381,582        Normandy Mining Ltd.............     4,094,039
3,500,000   *    Perilya Mines NL................     1,515,194
1,052,000        Plutonic Resources NL...........     2,994,992
1,376,304        Ross Mining NL..................       787,693
  799,600        Sons of Gwalia Ltd..............     2,522,838
                                                     16,091,848
                 CANADA-- 33.7%
  100,100   *    Aber Resources Ltd..............     1,312,314
   26,000        Agnico Eagle Mines Ltd..........       227,553
  104,700        Barrick Gold Corp...............     2,368,147
  400,000   *    Bema Gold Corp..................     2,103,368
  750,000        Euro Nevada Mining Ltd..........    11,480,281
  470,000        Franco Nevada Mining Ltd........    11,155,411
  179,700   *    Getchell Gold Corp..............     6,109,800
   50,000   *    International Precious Metals
                   Corp..........................       353,125
  150,000   *    Kinross Gold Corp...............       646,875
  337,100   *    Orvana Minerals Corp............     1,214,118
  524,800   *    Prime Resources Group Inc.......     4,233,935
  300,000   *    Repadre Capital Corp............     1,620,745
  185,300   *    TVX Gold Inc....................       961,244
  429,000   *    Vengold Inc.....................       154,511
                                                     43,941,427
                 SOUTH AFRICA-- 22.6%
  289,520   *    Ashanti Goldfields Ltd. GDR**...     3,003,770
2,932,916   *    Avgold Ltd. ADR.................     2,675,665
  150,000        Avmin Ltd. ADR..................     1,837,500
  110,000        De Beers Centenary..............     3,505,275
   45,200        De Beers Consolidated Mines Ltd.
                   ADR...........................     1,446,400
  300,000        Elandsrand Gold Mining Ltd.
                   ADR...........................     1,023,120
 SHARES                                               VALUE
COMMON STOCKS-- CONTINUED
                 SOUTH AFRICA-- CONTINUED
  283,000        Free St Consolidated Gold Mines
                   Ltd. ADR......................  $  1,432,687
   75,000        Free State Consolidated Gold
                   Mines Ltd.....................       379,676
  267,000   *    Harmony Gold Mining Ltd ADR.....     1,294,710
  150,000   *    Harmony Gold Mining Ltd.........       727,379
  300,000   *    Randgold & Exploration Co.
                   Ltd...........................     1,055,100
   70,000        Randgold Resources Inc.**.......       962,500
   72,800        Rustenberg Platinum Holdings....     1,237,515
   18,500        Vaal Reefs Exploration & Mining
                   Ltd...........................       922,733
  638,000        Vaal Reefs Exploration & Mining
                   Ltd. ADR......................     3,209,937
  288,585   *    Western Areas Gold Mining Ltd.
                   ADR...........................     2,414,331
   20,900        Western Deep Levels Ltd.........       501,172
   75,000        Western Deep Levels Ltd. ADR....     1,809,375
                                                     29,438,845
                 UNITED STATES-- 30.4%
  499,000   *    Canyon Resource Corp............     1,122,750
  448,000        Homestake Mining Co.............     6,272,000
  135,000        Newmont Gold Co.................     5,838,750
  347,650        Newmont Mining Corp.............    14,709,941
  220,000        Pioneer Group Inc...............     7,136,250
  220,900   *    Stillwater Mining Company.......     4,638,900
                                                     39,718,591
                 TOTAL COMMON STOCKS
                 (COST $136,134,202).............   129,190,711
TOTAL LONG-TERM INVESTMENTS
  (COST $136,134,202)............................   129,190,711

SCHEDULE OF INVESTMENTS-- AUGUST 31, 1997 (UNAUDITED)

PRINCIPAL
 AMOUNT                                               VALUE
REPURCHASE AGREEMENT-- 0.2%
$ 327,000        Keystone Joint Repurchase
                   Agreement, Investments in
                   repurchase agreements, in a
                   joint trading account
                   purchased 8/29/97 5.585%,
                   maturing 9/2/97, maturing
                   value $327,203 (a) (cost,
                   $327,000),....................  $    327,000

TOTAL INVESTMENTS--
  (COST $136,461,202)                        99.2%    129,517,711

INVESTMENTS IN WHOLLY-OWNED UNCONSOLIDATED
  FOREIGN SUBSIDIARY-- 0.6%
  PRECIOUS METALS (BERMUDA) LTD.                          823,158
OTHER ASSETS AND
  LIABILITIES-- NET                           0.2%        200,307
NET ASSETS--                                100.0%   $130,541,176

 * Non-income producing securities
** Securities that may be resold to "qualified institutional buyers" under Rule
   144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 29, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR-- American Depository Receipt
GDR-- Global Depository Receipt

                                                                                   PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                                            NET ASSETS
Gold Mining......................................................................       66.2%
Metals and Mining................................................................       32.8
  Total Long-Term Investments....................................................       99.0
Repurchase Agreements............................................................        0.2
Investment in Wholly-Owned Unconsolidated Foreign Subsidiary.....................        0.6
Other Assets and Liabilities-- net...............................................        0.2
  Net Assets.....................................................................      100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 8
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS
                                                   ENDED                                     YEAR ENDED
                                               AUG. 31, 1997      FEB. 28,      FEB. 29,      FEB. 28,      FEB. 28,      FEB. 28,
                                                (UNAUDITED)         1997          1996          1995          1994          1993
NET ASSET VALUE BEGINNING OF PERIOD                 $23.94          $26.35        $19.30        $25.09        $14.38        $15.37
INCOME FROM INVESTMENT OPERATIONS (B):
Net investment income (loss)                         (0.08)          (0.26)        (0.25)        (0.13)        (0.17)        (0.12)
Net gains (losses) on securities                     (5.47)          (1.16)         7.30         (5.54)        10.88         (0.76)
Total from investment operations                     (5.55)          (1.42)         7.05         (5.67)        10.71         (0.88)
LESS DISTRIBUTIONS:
Dividends from net investment income                     0               0             0         (0.12)            0             0
Distributions in excess of net investment
  income                                                 0               0             0             0             0         (0.11)
Distributions from realized capital gains                0           (0.99)            0             0             0             0
Total distributions                                      0           (0.99)         0.00         (0.12)         0.00         (0.11)
NET ASSET VALUE END OF PERIOD                       $18.39          $23.94        $26.35        $19.30        $25.09        $14.38
TOTAL RETURN (A)                                    (23.18%)         (5.16%)       36.53%       (22.70%)       74.48%        (5.74%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                      2.46%           2.33%         2.28%         2.33%         2.34%         2.83%
  Total expenses excluding indirectly paid
    expenses                                          2.45%           2.31%         2.26%          n/a           n/a           n/a
  Net investment income (loss)                       (0.85%)         (1.08%)       (1.08%)       (0.54%)       (0.75%)       (0.86%)
PORTFOLIO TURNOVER RATE                                  9%             41%           39%           75%           73%           58%
AVERAGE COMMISSION RATE PAID                      $0.01653        $0.01636           n/a           n/a           n/a           n/a
NET ASSETS, END OF PERIOD (THOUSANDS)             $130,541        $190,108      $217,270      $171,193      $200,489      $114,364

                                                                                            YEAR ENDED
                                                                 FEB. 29,      FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
                                                                   1992          1991          1990          1989          1988
NET ASSET VALUE BEGINNING OF PERIOD                                $14.22        $19.15        $16.82        $15.50        $17.31
INCOME FROM INVESTMENT OPERATIONS (B):
Net investment income (loss)                                        (0.02)            0          0.06          0.05         (0.01)
Net gains (losses) on securities                                     1.30         (4.61)         2.27          1.59         (0.17)
Total from investment operations                                     1.28         (4.61)         2.33          1.64         (0.18)
LESS DISTRIBUTIONS:
Dividends from net investment income                                    0         (0.06)            0         (0.12)        (0.41)
Distributions in excess of net investment income                    (0.13)        (0.26)            0             0             0
Distributions from realized capital gains                               0             0             0         (0.20)        (1.22)
Total distributions                                                 (0.13)        (0.32)         0.00         (0.32)        (1.63)
NET ASSET VALUE END OF PERIOD                                      $15.37        $14.22        $19.15        $16.82        $15.50
TOTAL RETURN (A)                                                     9.07%       (24.37%)       13.85%        10.64%        (2.86%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                     2.70%         2.76%         2.20%         1.68%         1.84%
  Total expenses excluding indirectly paid expenses                   n/a           n/a           n/a           n/a           n/a
  Net investment income (loss)                                      (0.14%)       (0.02%)        0.32%         0.28%        (0.05%)
PORTFOLIO TURNOVER RATE                                                53%           68%           95%           82%           62%
AVERAGE COMMISSION RATE PAID                                          n/a           n/a           n/a           n/a           n/a
NET ASSETS, END OF PERIOD (THOUSANDS)                            $131,356      $150,200      $195,837      $222,079      $222,646

 (a) Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997 (UNAUDITED)

ASSETS:
 Investments at market value
   (identified cost-- $136,461,202)             $129,517,711
 Investment in wholly-owned unconsolidated
   foreign subsidiary, at fair value                 823,158
   Total investments                            $130,340,869
 Cash                                                    290
 Receivable for Fund shares sold                     235,726
 Receivable for interest and dividends               457,721
 Prepaid expenses                                     36,760
 Other assets                                          1,984
   Total assets                                  131,073,350
LIABILITIES:
 Payable for Fund shares redeemed                    253,070
 Due to affiliates                                     2,500
 Distribution plan expense payable                   130,220
 Other accrued expenses                              146,384
   Total liabilities                                 532,174
NET ASSETS                                      $130,541,176
NET ASSETS REPRESENTED BY:
 Paid-in capital                                $127,786,120
 Accumulated undistributed net investment
   income                                          4,103,833
 Accumulated net realized gain on investments
   and foreign currency related transactions       5,596,428
 Net unrealized depreciation on investments
   and foreign currency related transactions      (6,945,205)
   Total net assets applicable to outstanding
     shares of beneficial interest ($18.39 a
     share on 7,098,111 shares outstanding)     $130,541,176

STATEMENT OF OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)

INVESTMENT INCOME:
 Dividends (net of withholding
   taxes of $76,350)                                $  1,109,536
 Interest                                                 85,200
   Total investment income                             1,194,736
EXPENSES:
 Management fee                      $  522,150
 Distribution Plan expenses             733,649
 Transfer agent fees                    320,757
 Registration fees                       88,217
 Custodian fees                          62,847
 Printing                                32,674
 State tax expense                       25,377
 Professional fees                       16,230
 Directors' fees and expenses            12,564
 Reimbursable accounting                 11,833
 Miscellaneous expenses                   7,244
   Total expenses                     1,833,542
   Less: Indirectly paid expenses        (4,725)
 Net expenses                                          1,828,817
 Net investment loss                                    (634,081)
EQUITY IN EARNINGS OF WHOLLY-OWNED
 UNCONSOLIDATED FOREIGN SUBSIDIARY                        15,866
 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY RELATED
   TRANSACTIONS:
   Net realized gain on investments   1,383,032
   Net realized gain on foreign
     currency related transactions          784
 Net realized gain on investments
   and foreign currency related
   transactions                                        1,383,816
 Net change in unrealized
   appreciation (depreciation) on
   investments:                                      (42,621,788)
 Net loss on investments and
   foreign currency related
   transactions                                      (41,237,972)
 Net decrease in net assets
   resulting from operations                        $(41,856,187)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                          ENDED
                                                                                     AUGUST 31, 1997        YEAR ENDED
                                                                                       (UNAUDITED)       FEBRUARY 28, 1997
OPERATIONS
  Net investment loss                                                                  $   (634,081)       $  (2,063,632)
  Equity in earnings of wholly-owned unconsolidated foreign subsidiary                       15,866               69,764
  Net realized gain on investments and foreign currency related transactions              1,383,816           14,024,717
  Net change in unrealized appreciation (depreciation) on investments and foreign
     currency holdings                                                                  (42,621,788)         (17,875,249)
     Net decrease in net assets resulting from operations                               (41,856,187)          (5,844,400)
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains on investments and foreign currency related transactions                     0           (7,301,560)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                              62,352,993          618,026,217
  Payments for shares redeemed                                                          (80,063,241)        (638,015,009)
  Reinvestment of dividends and distributions                                                     0            5,971,990
     Net decrease in net assets resulting from capital share transactions               (17,710,248)         (14,016,802)
       Total decrease in net assets                                                     (59,566,435)         (27,162,762)
NET ASSETS
  Beginning of period                                                                   190,107,611          217,270,373
  End of period (including accumulated undistributed net investment income of
     $4,103,833 and $4,722,048, respectively.)                                         $130,541,176        $ 190,107,611

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Keystone Precious Metals Holdings, Inc. (the "Fund") is a Delaware corporation for which Keystone Investment Management Company ("Keystone") is the investment advisor and manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to seek long-term capital appreciation while protecting the purchasing power of shareholders' capital. Obtaining current income is a secondary objective.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments, including American Depository Receipts ("ADR's"), are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.
  Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.
  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

PAGE 12
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts. Dividend income is recorded on the ex-dividend date.

E. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

F. DISTRIBUTIONS

The Fund distributes net investment income on or about the 15th day of April and October each year and from its net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the expiration of capital loss carryovers.

G. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized upon closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

2. INVESTMENT IN FOREIGN SUBSIDIARY

Precious Metals ( Bermuda) Ltd., the Fund's wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At August 31, 1997, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents                      $ 838,800
Accrued expenses                                 (15,642)
                                               $ 823,158

  During the six months ended August 31, 1997, the foreign subsidiary had no purchases or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income of $19,650, $3,784 and $15,866, respectively. Management fees paid or accrued by the foreign subsidiary to Keystone totaled $2,804 for the six months ended August 31, 1997.

3. CAPITAL SHARE TRANSACTIONS

The Fund's Certificate of Incorporation authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                               SIX MONTHS ENDED   YEAR ENDED
                                  AUGUST 31,     FEBRUARY 28,
                                     1997            1997
Shares sold                        3,181,418       25,602,726
Shares redeemed                   (4,024,521)     (26,171,322)
Shares issued in reinvestment
  of dividends and
  distributions                          -0-          264,364
Net decrease                        (843,103)        (304,232)

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the period ended August 31, 1997 were $12,849,473 and $34,731,461, respectively.

5. DISTRIBUTION PLAN

The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays its principal underwriter amounts which are calculated daily and paid monthly.
  Since December 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc., has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.
  The Distribution Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares. However, after the termination of the Distribution Plan, and subject to the discretion of the Independent Directors, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

6. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
TRANSACTIONS

Under an Investment Advisory and Management Agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee. The management fee paid by the Fund to Keystone is determined by applying percentage rates, which start at 0.75%, and decline, as net assets increase, to 0.50% per annum, to the average daily net assets of the Fund. Such fee is reduced by the amount of any investment advisory fee paid to Keystone by the Fund's subsidiary. Since August 1, 1995, Harbor Capital has served as a consultant to Keystone with respect to the Fund. For its services as consultant, Harbor Capital receives from Keystone a fee at the annual rate of 0.10% of the Fund's average daily net assets.

PAGE 14
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

  During the six months ended August 31, 1997, the Fund paid or accrued $320,757 to Evergreen Keystone Service Company, a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, serves as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended August 31, 1997, the Fund incurred total custody fees of $62,847 and received a credit of $4,725 pursuant to this expense offset arrangement, resulting in a net custody expense of $58,122. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers involved in gold mining and metals and mining industries. This concentration may result in the Fund being more affected by economic and political developments than a comparable general equity mutual fund.

                                     KEYSTONE
                                FAMILY OF FUNDS
                                   (diamond)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN KEYSTONE DISTRIBUTOR, INC.

Evergreen Keystone(SM) is a Service Mark of
Evergreen
Keystone Investment Services, Inc.
Copyright 1997.
    [Graphic Goes Here]



                                    KEYSTONE
                             (Graphic of Coins here)
                                 PRECIOUS METALS
                                 HOLDINGS, INC.

                               EVERGREEN KEYSTONE
                       [KEYSTONE              [KEYSTONE
                         LOGO       FUNDS       LOGO
                         GOES                   GOES
                         HERE]                  HERE]


                               SEMI-ANNUAL REPORT
                                AUGUST 31, 1997

KPMH-R Rev01